EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the following Registration Statements of The Charles Schwab Corporation of our reports dated March 8, 2002, appearing in and incorporated by reference in this Annual Report on Form 10-K of The Charles Schwab Corporation for the year ended December 31, 2001.

Filed on Form S-3:

 Registration Statement No. 333-47107  (The  Charles  Schwab  Corporation
                                        Employee  Stock  Incentive Plan)

 Registration Statement No. 333-32084  (Common  stock  registered  pursuant  to the  acquisition  of CyBerCorp
                                        Holdings, Inc.)

 Registration Statement No. 333-36410  (Debt Securities)

 Registration Statement No. 333-50812  (Common  stock  registered  pursuant  to the  acquisition  of Chicago Investment
                                        Analytics, Inc.)

Filed on Form S-4:

 Registration Statement No. 333-30886  (Common stock  registered  pursuant to the acquisition of U.S.Trust
                                        Corporation)

 Registration Statement No. 333-48764  (Registration of common stock)

Filed on Form S-8:

 Registration Statement No. 333-44793  (Charles  Schwab Profit Sharing and
                                        Employee  Stock  Ownership Plan)

 Registration Statement No. 333-48335  (The  Charles  Schwab  Corporation
                                        Employee  Stock  Incentive Plan)

 Registration Statement No. 333-93125  (The  Charles  Schwab  Corporation
                                        Employee  Stock  Incentive Plan)

 Registration Statement No. 333-32058  (CyBerCorp Holdings, Inc. 1996 Incentive
                                        Plan)

 Registration Statement No. 333-38150  (401(k) Plan and ESOP of United  States
                                        Trust  Company of New York and
                                        Affiliated Companies)

 Registration Statement No. 333-59280  (The  Charles  Schwab  Corporation
                                        Employee  Stock  Incentive Plan)

 Registration Statement No. 333-63452  (The  Charles  Schwab  Corporation
                                        Employee  Stock  Incentive Plan)

 Registration Statement No. 333-63448  (The Charles Schwab Corporation 2001
                                        Stock Incentive Plan)

 Registration Statement No. 333-71322  (The SchwabPlan Retirement Savings and
                                        Investment Plan)

 Registration Statement No. 333-81840  (The  Charles  Schwab  Corporation
                                        Employee  Stock  Incentive Plan)



San Francisco, California
March 27, 2002